Exhibit 10.44

Non-Employee Director Compensation Arrangements

Effective July 2006, non-employee directors of Kosan Biosciences Incorporated receive the following compensation for their service on the Board of Directors (the “Board”) and its committees. Except as otherwise noted, the stock option grants referenced below are made under the Company’s 2000 Non-Employee Directors’ Stock Option Plan, as amended (the “Directors’ Plan”):

A. Non-Employee Chairman of the Board:

1)	Annual Cash Retainer of $40,000

2)	Annual Stock Option Grant to purchase 7,500 shares [1] of Common Stock (to be automatically granted one day following each year’s annual meeting of stockholders) that will vest one day before the annual meeting of stockholders subsequent to the date of grant.

3)	Meeting fees: $1,500 for each Board meeting attended in person and $750 for each Board meeting attended by phone.

B. Non-Employee Directors:

1)	Annual Cash Retainer of $20,000

2)	Annual Stock Option Grant to purchase 5,000 shares of Common Stock (to be automatically granted one day following each year’s annual meeting of stockholders) that will vest one day before the annual meeting of stockholders subsequent to the date of grant.

3)	Meeting fees: $1,500 for each Board meeting attended in person and $750 for each Board meeting attended by phone.

New Non-Employee Directors- One Time Grant:

Upon each non-employee director becoming a director, he or she will be automatically granted on the date on which such person first becomes a director, a stock option to purchase 20,000 shares of common stock that vests over four years.

C. Non-Employee Chairman of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee:

1)	Annual Committee Chairman Cash Retainer of $5,000

2)	Annual Committee Chairman Stock Option Grant to purchase 2,000 shares of Common stock (to be automatically granted one day following each year’s annual meeting of stockholders) that will vest one day before the annual meeting of stockholders subsequent to the date of grant.

3)	Meeting fees: $1,500 for each Committee meeting attended in person and $750 for each Committee meeting attended by phone, provided that no Committee fee shall be paid if the Committee meeting is held in conjunction with a Board meeting.

D. Non-Employee Director serving on the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee:

1)	Annual Committee Member Stock Option Grant to purchase 1,000 shares of Common stock (to be automatically granted one day following each year’s annual meeting of stockholders) that will vest one day before the annual meeting of stockholders subsequent to the date of grant.

[1]	The annual option grant to a Non-Employee Chairman of the Board is comprised of a stock option to purchase 5,000 shares of Common Stock granted under the Directors’ Plan and a stock option to purchase 2,500 shares of Common Stock under the Company’s 2006 Equity Incentive Plan.

2)	Meeting fees: $1,000 for each Committee meeting attended in person and $500 for each Committee meeting attended by phone, provided that no Committee fee shall be paid if the Committee meeting is held in conjunction with a Board meeting.

E. Non-Employee Chairman of the Strategic Advisory Committee:

1)	Annual Chairman Cash Retainer of $15,000

2)	Meeting Fees:

a.	$2,500 for each Strategic Advisory Committee meeting attended in person and lasting ≥ 4 hours and $1,250 for each Strategic Advisory Committee meeting attended by phone and lasting ≥ 4 hours;

b.	Pro-rata (based on $2,500/day) for each Strategic Advisory Committee meeting attended and lasting < 4 hours whether attended in person or by phone

F. Non-Employee Director serving on the Strategic Advisory Committee:

1)	Meeting Fees:

a.	$2,000 for each Strategic Advisory Committee meeting attended in person and lasting ≥ 4 hours and $1,000 for each Strategic Advisory Committee meeting attended by phone and lasting ≥ 4 hours;
b.	Pro-rata (based on $2,000/day) for each Strategic Advisory Committee meeting attended and lasting < 4 hours whether attended in person or by phone

G. Non-Employee Director serving on the Financing Committee:

There shall be no stock or cash compensation paid to members of the Financing Committee.